EXHIBIT 10.26


                              EMPLOYMENT AGREEMENT


         AGREEMENT   made  as  of  February  4,  1996,  by  and  between  Eckerd
Corporation, a Delaware corporation (the "Company") and Frank Newman residing at 820 South Bayside Drive, Tampa, Florida 33609, (the "Employee").

         WHEREAS, upon the terms and subject to the conditions of this Agreement, the Company desires to employ the Employee and the Employee is willing to accept employment by the Company,

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Employment.

                  Upon  the  terms  and  subject  to  the   conditions  of  this
Agreement, the Company hereby employs the Employee and the Employee hereby accepts employment by the Company in the capacity hereinafter set forth.

         2.       Term of Employment.

                  The term of the Employee's employment by the Company under this Agreement shall commence on the date hereof, and shall be for a term of twelve (12) months, subject to extension and termination as provided in Section 8 hereof (the "Contract Period").

         3.       Duties; Extent of Services.

                  (a) During the Contract Period, the Employee shall serve as the Chief Executive Officer, President and Chief Operating Officer of the
Company and shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by a person in such position in the business in which the Company is engaged.

                  (b) Except as otherwise provided herein and except for illness, permitted vacation periods and permitted leaves of absence during the Contract Period, the Employee shall (i) devote his full time and attention during normal business hours to the business of the Company and its subsidiaries; (ii) use his best efforts to promote the Company's and its subsidiaries' interests; (iii) discharge such other and further executive and administrative duties not inconsistent with his position as may be assigned to him by the Board of Directors of the Company or its chief executive officer; and
(iv) in addition to serving as a director of the Company (if elected), serve as director of any subsidiary of the Company if elected as such.

                  (c) Except for directorships held by the Employee on the date of this Agreement, during the Contract Period the Employee will not, without the prior written consent of the Company's Board of Directors, such consent not to be unreasonably withheld, serve as a director of any corporation, joint venture, association or other commercial enterprise not controlled by, controlling or under common control with, the Company and its subsidiaries.

         4.       Compensation.

                  (a) In consideration of the services rendered by the Employee under this Agreement, the Company shall pay the Employee a base annual salary (the "Base Salary") in the amount of $575,000 (or such other higher amount as the Board of Directors of the Company shall determine) payable monthly on the fifteenth (15th) of each month during the Contract Period. The Base Salary shall be reviewed as of February 1, 1997 and annually thereafter.

                  (b) During the Contract Period, as additional compensation for his services and as a further incentive and inducement to the Employee to accept employment by the Company and to devote his best efforts to the business and affairs of the Company and its subsidiaries, the Company shall pay to the Employee additional compensation (the "Bonus Compensation") in the following amounts:

                  (i) The Employee shall be entitled to participate in the Company's annual bonus, and three-year bonus plans (and such other plans as may be in effect from time to time) on the same terms and conditions generally applicable to the other senior executive officers of the Company as determined by the Board of Directors of the Company from time to time.

                  (c) The Company agrees that the Employee shall be entitled to defer some portion or all of his Base Salary for any calendar year in accordance with the provisions of the Company's Executive Deferred Compensation Plan as adopted by the Board of Directors.

                  (d) The Company shall provide either a top of the line domestic model automobile for Employee's use in accordance with the Company's standard policies, or, at Employee's option, a monthly automobile allowance sufficient for Employee to lease a top of the line domestic model automobile, together with reimbursement of automobile expenses provided the expenses do not exceed those associated with a top of the line domestic model automobile.

         5.       Fringe Benefits.

                  In addition to the compensation provided in Section 4 above, during the Contract Period the Employee shall be entitled to the following benefits:

                  (a) The Employee shall be entitled to paid vacation time for at least four (4) weeks annually.

                  (b) The Employee shall be entitled to participate in all employee benefit programs now or hereafter maintained by the Company for senior executive personnel for which he is eligible, including, without limitation, group life insurance, short and long-term disability, profit sharing, pension, stock option, supplemental retirement income, hospitalization and medical and dental reimbursement plan or program, his participation in such programs to be based upon the applicable provisions of such programs as they may exist from time to time.

                  (c) The Employee shall be entitled to a private office and a secretary and such other assistance and accommodations as shall be suitable to the character of the Employee's position with the Company and adequate for the performance of his duties hereunder.

         6.       Expenses.

                  The Company shall pay or reimburse the Employee for all reasonable and normal business expenses, including reasonable expenses associated with participation in professional or similar business organizations reasonably incurred or paid by him in connection with the performance of his duties hereunder upon presentation of expense statements or vouchers and such other supporting documentation as the Company may from time to time reasonably request.

         7.       Benefits Payable Upon Disability.

                  (a) In the event of the disability (as hereinafter defined) of the Employee during the Contract Period, the Company shall, subject to the provisions of Section 9 hereof, continue to pay the Employee the compensation provided in Section 4 hereof during the period of his disability or earlier termination hereof; provided, however, that in the event the Employee is disabled for a continuous period exceeding six (6) consecutive calendar months, the Company may, at its election, terminate this Agreement at the close of business on the date thirty (30) days after the Company shall have delivered a written notice of such election to the Employee, in which event the Employee shall be entitled to receive benefits under the Company's Long Term Disability Plan as such plan may exist as of the date of termination of this Agreement and compensation provided in Section 4(a) hereof shall cease, provided however, that Employee shall receive not less than $25,000 per month up to age sixty-five
(65).

                  As used in this Agreement the term "disability" shall mean the inability of the Employee due to illness or physical or mental infirmity to perform his duties under this Agreement as determined by a physician selected by the Employee and acceptable to the Company.

                  (b) During the period the Employee shall be entitled to receive payments under Section 7(a) above, to the extent that he is physically and mentally able to do so, he shall, upon the request of the Company furnish information and assistance to the Company, and, in addition, upon reasonable request of the chief executive officer of the Company, he shall make himself available to the Company to undertake reasonable assignments consistent with the dignity, importance and scope of his position and his physical and mental health.

                  (c) In the event of the death of Employee during the Contract Period, the Company shall pay, or cause to be paid, to the Employee's designated beneficiary or beneficiaries or estate or legal representatives, the payment due pursuant to the terms of the group term insurance policies together with such other death benefits as may be payable under the Company's benefit plans.

         8.       Termination.

                  (a) Except as otherwise provided in Sections 7, 9 and 10 hereof, this Agreement and the employment of the Employee hereunder shall terminate upon the earliest to occur of the dates specified below:

                  (i) the close of business on the date that is one year after the date hereof (the "Initial Period"), except that this Agreement and the employment of the Employee hereunder shall be automatically extended from year to year thereafter unless terminated by the Company or the Employee by the delivery of not less than ninety (90) days written notice to the Employee or the Company, as the case may be, (in which case the employment of the Employee shall terminate on the date specified for termination in such notice);

                  (ii) the close of business on the date of death of the Employee;

                  (iii) the close of business on the date the Company delivers to the Employee a written notice of its election to terminate his employment for "cause" (as defined in paragraph (b) below);

                  (iv) the close of business on the date thirty (30) days after the Company shall have delivered to the Employee a written notice of its intention to terminate his employment because the Board of Directors has determined that such termination is in the best interests of the Company and such termination is not for cause, death, disability or failure to extend pursuant to Section 8(a)(i) hereof; or

                  (v) the close of business on the date of a termination by the Company pursuant to Section 7(a) hereof.

                  (b) For purposes of this Agreement, the term "cause" shall include a willful refusal to perform duties in accordance with the Company's policies, commission by Employee of a material act of fraud or intentional dishonesty, breach of fiduciary duty resulting in significant injury to the Company and Employee's conviction for, or a plea of nolo contendere to, a felony.

         9.       Payments to Employee Upon Termination of Employment.

                  (a) Upon the termination of the Employee's full-time employment hereunder by the Company in accordance with clauses (i), (iv) or (v) of Section 8(a) of this Agreement, the Company shall pay to the Employee, or in the event of his subsequent death, to his beneficiary or beneficiaries or his estate or legal representative, as severance pay an amount equal to two (2) times the then current Base Salary paid to the Employee under this Agreement, payable in twenty-four (24) equal monthly payments plus (y) a pro rata portion of any Bonus Compensation which would have been paid to the Employee pursuant to
Section 4(b)(i) hereof in respect of the year of termination if he had not been so terminated. The Employee shall continue to be entitled to receive any compensation which Employee had earned but previously elected to defer receipt of.

                  (b) For a period of two (2) years following the termination of the Employee's full-time employment hereunder for any reason which termination occurs during the Contract Period other than termination by the Company for cause or death, the Company shall at its expense provide on behalf of the Employee the following benefits: life insurance, short and long-term disability insurance, hospitalization insurance and medical and dental reimbursement plan insurance with coverage in terms of amounts and deductibles comparable to that provided from time to time during such two year period to senior executives of the Company. The Company's obligation hereunder with respect to each of the foregoing benefit plans shall be limited to the extent that the Employee obtains any such benefits pursuant to a subsequent employer's benefit plans in which case the Company may reduce the coverage of any benefits it is required to provide the Employee under the foregoing plans as long as the aggregate coverage of the combined benefit plans is no less favorable to the Employee, in terms of amounts and deductibles, than the coverage provided under the benefit programs maintained by the Company for senior executives of the Company from time to time during such two year period.

                  (c) If the  Company  terminates  Employee  pursuant to clauses
(ii) or (iii) of Section 8(a) or the Employee terminates employment pursuant to clause (i) of Section 8(a), the Employee shall be entitled to Base Salary up to the date of termination plus any benefits, if any, to the extent provided for in any Company plans, and no other compensation or benefits, except that: (i) in the case of a termination pursuant to clause (ii) of Section 8(a), the death benefits referred to in Section 7(c) shall be payable, and (ii) Employee shall continue to be entitled to receive any compensation which Employee had earned but previously elected to defer receipt of.


         10.       Covenants of the Employee.

                  (a) The Employee agrees (unless Employee is terminated by the Company pursuant to clause (iii) of Section 8(a), which termination has not been intentionally induced by Employee) that during the Contract Period and for a period of two (2) years thereafter, (herein referred to as the "Non-Compete Period"), he will not, directly or indirectly, engage, assist or participate in, whether as a director, officer, employee, agent, manager, consultant, partner, owner or independent contractor or other participant, any business, firm, corporation, partnership, enterprise or organization that through the operation of any of the following types of business operations (collectively referred to herein as "Competitive Business"):

                  (i) retail drug chains similar to those operated by the Company;

                  (ii) "deep discount" drug chains;

                  (iii) "food/drug" combination retail chains;

                  (iv) Walmart or any similar type of discount chain stores of a regional nature which are predominately operating in the same states as the Company's stores are located; or

                  (v) any other chain retail organizations whose sales are comprised of thirty-five (35%) percent or more of prescription drug sales is engaged in Competitive Business in any states in which the Company or any of its subsidiaries is engaged in Competitive Business during the Contract Period, on the date of termination of Employee's employment, or in any states in which the Company or any of its subsidiaries plans (which plans are evidenced by some written documentation), as of the date of Employee's termination of employment, to engage in Competitive Business within the next three (3) years, provided however, that Employee's covenants herein shall not extend beyond the Non-Compete Period. Nothing contained herein shall prevent the Employee from acquiring less than 2% of any class of outstanding securities of any company that has any of its securities listed on a national securities exchange or traded in the over-the-counter market.

                  (b) The Employee agrees that during the Contract Period and for a period of two years after the termination of this Agreement for any reason, he will not directly induce or solicit any person employed or hereafter employed by the Company or any of its subsidiaries in an executive or key management position to leave the employ of the Company or any of its subsidiaries.

                  (c) The Employee agrees and acknowledges that the Confidential Information of the Company and its subsidiaries (as hereinafter defined) is valuable, special and unique to their business; that such business depends on such Confidential Information; and that the Company wishes to protect such Confidential Information by keeping it confidential for the use and benefit of the Company. Based on the foregoing, the Employee agrees to undertake the following obligations with respect to such Confidential Information:

                  (i) The Employee agrees to keep any and all Confidential Information in trust for the use and benefit of the Company;

                  (ii) The Employee agrees that, except as required by the Employee duties or authorized in writing by the Company and its subsidiaries or required by applicable law, he will not at any time during and for a period of five (5) years after the termination of his employment with the Company and its subsidiaries, disclose, directly or indirectly, any Confidential Information of the Company or any of its subsidiaries;

                  (iii) The Employee agrees to take all reasonable steps necessary, or reasonably requested by the Company and its subsidiaries, to ensure that all Confidential Information of the Company is kept confidential for the use and benefit of the Company and its subsidiaries; and

                  (iv) The Employee agrees that, upon termination of his employment by the Company or any of its subsidiaries or at any other time the Company may in writing so request, he will promptly deliver to the Company all materials constituting Confidential Information (including all copies thereof) that are in the possession of or under the control of the Employee. The Employee further agrees that, if requested by the Company to return any Confidential Information pursuant to this Subsection (iv), he will not make or retain any copy or extract from such materials.

                  For purposes of this Section 10(c), Confidential Information means any and all information developed by or for the Company or any of its subsidiaries of which the Employee gained knowledge by reason of his employment by the Company or any of its subsidiaries prior to the date hereof or his employment under this Agreement and does not include information: (i) that is generally known in any industry in which the Company is or may become engaged
(ii) that is generally available to the public other than as a result of a disclosure by Employee (iii) that becomes available to Employee on a non-confidential basis from a source other than the Company or one of its representatives; or (iv) information that Employee is legally compelled (by oral question or request for information or documents in legal proceedings, interrogatories, subpoena, civil investigative demand or similar process) to disclose provided that prior to complying with such request Employee gives the Company prompt notice of such request so that the Company may seek an appropriate protective order and/or waive Employee's compliance with this
Section 10(c). Confidential Information includes, but is not limited to, any and all information developed by or for the Company concerning plans, marketing and sales methods, materials, processes, business forms, procedures, devices used by the Company, its subsidiaries, suppliers and customers with which the Company had dealt prior to the Employee's termination of employment with the Company and its subsidiaries, plans for development of new products, services and expansion into new areas or markets, internal operations, and any trade secrets and proprietary information of any type owned by the Company and its subsidiaries, together with all written, graphic and other materials relating to all or any part of the same.

         11.      Change of Control.

                  (a) Definition of Change of Control. No benefits shall be payable under this Section 11 unless there shall have been a Change of Control, as set forth below, and Employee's employment by the Company shall thereafter have been terminated in accordance with Section 11(b) below. As used herein, the term "Change of Control" shall mean:

                  (i) the acquisition by any individual, firm, corporation or other entity or any group of individuals, firms, corporations or other entities acting in concert ("Person") together with all Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act") of such Person of beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange
Act) of more than 25% of the outstanding shares of voting stock of the Company;

                  (ii) any change in the composition of the Board of Directors of the Company resulting in members of the Board on the date hereof (or such other persons who are elected by, or on the recommendation of, a majority of such members or other persons who had been elected by, or on the recommendation of, a majority of such members) ("Continuing Directors") ceasing to constitute a majority of the Board of Directors; or

                  (iii) any other event determined by a majority of the Board of Directors of the Company to constitute a Change of Control.

                  (b) Termination Following Change of Control. If any of the events described in Section 11(a) above constituting a Change of Control shall have occurred, Employee shall be entitled to the benefits provided in Section 11(e) hereof upon the subsequent termination of employment during the time period referred to in Section 11(e) hereof if such termination is (i) by the Company pursuant to Subsections 8(a)(i), (iv) or (v) hereof or (ii) by Employee for Good Reason.

                  (c)      Definition of Good Reason.

                  (i) Employee shall be entitled to terminate employment for Good Reason. For purposes of this Agreement, "Good Reason" shall without Employee's express written consent, mean, following a Change of Control:

                  (a) the assignment to Employee of any duties inconsistent with Employee's status as a senior executive officer of the Company or a substantial alteration in the nature or status of Employee's responsibilities from those in effect immediately prior to a Change of Control; or an adverse and substantial alteration in Employee's reporting responsibilities, titles or offices as in effect immediately prior to a Change of Control or any removal of Employee from or failure to reelect Employee to any of such positions except in connection with the termination of employment for Disability, Retirement or Cause or as a result of death or by Employee other than for Good Reason.

                  (b) a reduction by the Company in Employee's annual Base Salary as in effect on the date hereof.

                  (c) any material breach by the Company of any provision of this Agreement;

                  (d) any purported termination of Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 11(d) below and, for purposes of this Agreement, no such purported termination shall be effective.

                  (ii) Employee's right to terminate his employment pursuant to this Subsection 11(c) shall not be affected by Employee's incapacity due to physical or mental illness.

                  (d) Notice of Termination. Any purported termination by the Company or by Employee shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 13 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

                  (e) Compensation for Termination. If Employee's employment by the Company shall be terminated within two years after a Change of Control (a) by the Company pursuant to Subsections (8)(a)(i), (iv), (v) or (b) by Employee for Good Reason then:

                  (i) within five (5) days of the date of such termination, the Company shall pay Employee a single severance payment in cash in an amount equal to 2.9 multiplied by Employee's Base Salary paid to Employee by the Company in the Company's fiscal year immediately preceding the year in which the termination occurs plus all accrued but unpaid Base Salary and a pro rata bonus amount payable pursuant to Section 4 hereof through the date of termination;

                  (ii) for a period of two (2) years after such termination, the Company shall at its expense continue on behalf of Employee the benefits described in Section 9(b) of this Agreement; and

                  (iii) any restrictions on any outstanding incentive awards (including, but not limited to, restricted stock) granted to Employee under any of the Company's benefit plans or otherwise shall lapse and such incentive awards shall become 100% vested.

                  (f) Mitigation. Employee shall not be required to mitigate the amount of any payment provided for in this Section 11 by seeking other employment or otherwise nor shall the amount of any payment or benefit provided for in this Section 11 be reduced by any compensation earned by Employee as the result of employment by another employer or by retirement benefits after the date of termination or otherwise.

                  (g) Compensation Election. If Employee receives compensation pursuant to this Section 11, Employee shall not be entitled to any other benefits hereunder, other than that referred to in subsection (e) above, the receipt of any compensation which Employee had earned but previously elected to defer receipt of and the right to exercise options in accordance with the terms of the Company's Stock Option Plans under which such options were granted.

                  (h) Excise Tax Payment. In the event that any payment or benefit (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to Employee or for this benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, his employment with the Company or a Change in Control of the Company (a "Payment" or "Payments"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee will be entitled to immediately receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Employee's failure to file timely a tax return or pay taxes shown due on his return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         12.      Successors and Assigns.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns. The term "Company" as used herein shall include such successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of this Company (including this Agreement) whether by operation of law or otherwise.

                  (b) Neither this Agreement nor any right or interest hereunder shall be assignable by the Employee, his beneficiaries, or legal representatives without the Company's prior written consent; provided, however, that nothing in this Section 12 shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to distributees, legatees, beneficiaries, testamentary trustees or other legal heirs of the Employee.

                  (c) After a Change of Control, the Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as Employee would be entitled hereunder if Employee terminated employment for Good Reason except that, for purposes of implementing the foregoing, the date on which any such succession or assignment becomes effective shall be deemed the date of termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         13.      Notices.

                  Any notice required or permitted by this Agreement shall be given by registered or certified mail, return receipt requested, addressed to the Company at its then principal office, or to the Employee at his address specified on page 1 of this Agreement, or to either party hereto at such other address or addresses as he or it may from time to time specify for such purpose in a notice similarly given.

         14.      Governing Law; Litigation; Expenses.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the conflicts of law principles thereof.

                  (b) The Employee and the Company hereby agree that the courts of the State of Florida shall have exclusive jurisdiction to hear and determine any claims or disputes pertaining to this Agreement or to any matter arising therefrom. Each of the Employee and the Company expressly submits and consents in advance to such jurisdiction in any action commenced in such courts hereby waiving personal service of the summons and complaint or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Company at its then principal office or to the Employee at his address specified on page 1 of this Agreement, or to either party hereto at such other addresses as it or he from time to time specify to the other party in writing for such purpose. The exclusive choice of forum set forth in this Section 14 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce such judgment in any appropriate jurisdiction.

                  (c) All costs and expenses (including attorneys' fees) incurred in connection with any litigation relating to a claim or dispute pertaining to this Agreement shall be paid by the party incurring such expenses except all costs and expenses (including attorneys' fees) incurred in connection with any litigation relating to a claim or dispute pertaining to this Agreement shall be paid by the party incurring such expenses, except if the claim or dispute pertains to the enforcement of Section 11 hereof, in which case the prevailing party shall be entitled to an award of such costs and expenses from the non-prevailing party.

                  (d) Nothing contained in this Section 14 shall be deemed to limit the Company's obligation to indemnify the Employee to the fullest extent permitted by applicable law in respect of any actions, claims or proceedings which are based upon acts or omissions of the Employee related to the performance of his duties hereunder to the extent he would have otherwise been entitled to indemnification under the by-laws or charter of the Company or any of its subsidiaries or to the extent to which indemnification is to be paid to officers and directors as a matter of law.

         15.      Entire Agreement.

                  This instrument contains that entire agreement of the parties relating to the subject matter hereof, and there are no restrictions, agreements, promises, covenants, undertakings, representations or warranties with respect to the subject matter hereof other than those expressly set forth herein. No modification of this Agreement shall be valid unless in writing and signed by the parties hereto. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition of this Agreement.

         16.      Severability.

                  If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         17.      Injunctive Relief.

                  (a) The Employee acknowledges and agrees that the covenants and obligations contained in Sections 10(a), 10(b) and 10(c) of this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms of such Sections will cause the Company irreparable injury for which adequate remedies at law are not available. Therefore, the Employee agrees that the Company shall be entitled to an injunction, restraining order, or other equitable relief from any court of competent jurisdiction, restraining the Employee from committing any violation of the covenants and obligations set forth in Sections 10(a), 10(b), and 10(c) hereof.

                  (b) The Company's rights and remedies under this Section 17 are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity. The Company's rights and remedies under this
Section 17 are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity.


         20.      Withholding Taxes.

                  The Company may deduct from any payments to be made hereunder any federal, state or local withholding or other taxes which the Company determines it is required to deduct under applicable law.

         21.      Counterparts.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original of which together shall constitute one and the same instrument..

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day, month and year first written above.


ECKERD CORPORATION                                            EMPLOYEE

By: /s/ James M. Santo                                      /s/ Frank A. Newman
     Name:  James M. Santo                                  Frank A. Newman
     Its:  Executive Vice President